Exhibit 4.2

Lease Agreement

for Manufacturing Facilities

This Agreement is entered into between

(1)	Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG,

with business address at Else-Kröner-Straße 1, 61352 Bad Homburg v. d. Höhe and registered with the commercial register of the local court of Bad Homburg v. d. Höhe under HRA 3143

– the “Landlord” –

and

(2)	Fresenius Medical Care Deutschland GmbH,

with business address at Else-Kröner-Straße 1, 61352 Bad Homburg v. d. Höhe and registered with the commercial register of the local court of Bad Homburg v. d. Höhe under HRB 5748

– the “Tenant” –

– the Landlord and the Tenant each a “Party” and together the “Parties” –

Recitals

(A)	The Landlord is the owner of the real property located at the postal address of Frankfurter Straße 6-8 in 66606 St. Wendel (the “Property”).
(B)	The Tenant already currently leases the Property from the Landlord under a lease agreement dated 30 September 1996, as amended from time to time, (the “Existing Lease Agreement”).
(C)	The tenancy under the Existing Lease Agreement expires on 31 December 2016.
(D)	The Parties do not wish to further amend the Existing Lease Agreement, but replace it by a new and restated lease agreement.

The Parties therefore conclude this lease agreement (the “Lease Agreement”) as follows:

1	Leased Premises
1.1

This Lease Agreement relates to the manufacturing facilities and ancillary space located on the Property and comprises the entire Property as outlined in colour in the layout plan attached hereto as Annex 1.1 (the “Leased Space”).

The Tenant, as single tenant, currently already occupies the Leased Space under the Existing Lease Agreement. Accordingly, both Parties are fully familiar with the size and shape of the Leased Space and accept this as the agreed size and shape and the Tenant accepts the current condition of the Leased Space as the contractually owed condition (vertragsgemäß).

1.2

This Lease Agreement includes all essential fixtures which are part of the Leased Space by virtue of law (wesentliche Bestandteile) and which are available at the commencement of the lease (the “Leased Fixtures”).

The fixtures listed in Annex 1.2 (Scheinbestandteile) are owned by the Tenant pursuant to Section 95 of the German Civil Code (Bürgerliches Gesetzbuch – “BGB”). The Tenant also owns all non-essential fixtures, Inventory and operating facilities (Betriebsvorrichtungen). These are therefore not leased to the Tenant under this Lease Agreement.

1.3

The Landlord warrants that (i) the Leased Space meets the general technical requirements which may apply to the purpose of the lease and (ii) complies with all statutory provisions and/or all directives of authorities.

The Landlord shall, at its own cost and expense, fulfil any conditions imposed by authorities or by statutory provisions as of the Lease Commencement whereas any future modifications relating to its operations in the Leased Space are to be made at the Tenant’s cost and expense.

The Leased Space may not be used for purposes other than the purposes permitted according to the regulations of authorities applicable from time to time.

2	Term, Termination and Handover
2.1	The lease term shall commence on 1 January 2017, 0.00 hrs. CET (the “Lease Commencement”).

The lease term shall terminate on 31 December 2026, 24.00 hrs. CET.

2.2

In the event of termination of this Lease Agreement before the agreed date for which termination the Tenant is responsible, the Tenant shall be liable for any and all damage caused thereby, in particular, but not limited to, loss of rent, incidental expenses and other charges relating to the period for which the lease has been entered into. The same shall apply vice versa should the Landlord be responsible for the termination.

2.3

Since the Tenant already occupies the Leased Space and possesses the required number of keys, no separate physical handover shall take place. The Leased Space under this Lease Agreement is automatically deemed handed over as of the Lease Commencement.

3Rent, Rent Adjustment and Advance Payments on Ancillary Costs

3.1	The annual rent for the Leased Space is initially agreed at EUR 7,506,838 plus the statutory VAT applicable from time to time (currently 19%).

The annual rent is payable in twelve equal monthly instalments.

3.2

The rent shall automatically be adjusted at the beginning of each calendar year in accordance with the increase or decrease of the consumer price index for Germany (Verbraucherpreisindex für Deutschland), basis 2010 = 100, as published by the Federal Office of Statistics, as compared to the level of such index on the Lease Commencement or as compared to the time any subsequent adjustment of the rent has been made as provided for herein. It is however understood that no Party shall be in default with the adjusted payment prior to a written notification of the adjustment by the other Party.

If, during the term of this Lease Agreement, the consumer price index should no longer be published by the Federal Office of Statistics, such index shall be replaced by the index published in its place by the Federal Office of Statistics or any successor organisation.

3.3

The Landlord is in its equitable discretion (nach billigem Ermessen) entitled to claim reasonable advance payments on ancillary costs which are not directly settled by the Tenant (Clause 4). Such advance payments shall be payable each month in addition to and together with the rent.

4	Ancillary Costs
4.1	The Tenant shall bear all operating costs within the meaning of the Operation Cost Ordinance (Betriebskostenverordnung).
4.2	The Tenant shall directly settle accounts for these ancillary costs with the individual service providers/creditors if and to the extent that this is possible.

This shall, in particular, but without limitation, apply to the costs for:

(a)property tax (Grundsteuer)

(b)building insurance

(c)heating including maintenance costs

(d)chimney cleaning

(e)hot water, water consumption

(f)waste water and use of the sewerage system

(g)garbage disposal

(h)electricity consumption

(i)gas consumption.

5Manner of Payment

5.1	The rent and the advance payments on ancillary costs shall be payable in advance for each month no later than on the third business day (Werktag) of each month.

The rent shall be remitted at no cost to the Landlord’s account number provided from time to time to the Tenant.

5.2	The receipt of the amount and/or the credit entry on the Landlord’s account shall be decisive for timely payment.
5.3

If and when the Tenant is in arrears with any payment, the Tenant shall owe dunning costs, if any and default interest at the respective statutory rate according to Sec. 247 of the German Civil Code (Bürgerliches Gesetzbuch - “BGB”).

The Landlord’s right to assert further damage claims shall remain unaffected.

6Maintenance and Repair, Improvements

6.1

The Parties undertake to effect and shall bear the costs for the maintenance (incl. decorative repairs), repair and replacement within the Buildings as set out in the Annex 6.1 which is attached hereto.

6.2	The Tenant is entitled to effect improvements to the Leased Space with the Landlord’s consent which shall not be unreasonably withheld.

At the end of the lease term the Tenant has the option to either (i) leave improvements it has effected within the Leased Space in their then current condition without compensation or (ii) remove them at its own expense and repair any damage resulting from such removal.

6.3

Where the Parties agree that, for reasons of practicality, the Tenant performs services that are contractually owed by the Landlord, e.g. according to Annex 6.1, the Tenant will invoice such services to the Landlord. However, the Tenant is obliged to obtain the Landlord’s approval in advance which is not to be unreasonably withheld.

7	Setoff, Retention and Reduction of Rent
7.1	The Tenant may offset a claim against the rent or the ancillary costs or exercise a right of retention only, if the counterclaim is uncontested or has become res judicata.
7.2

The Tenant may reduce the rent payments (Minderung) because of a defect of the Leased Space or its use only if and when (i) it notifies the Landlord in writing of its intention to reduce the rent at least one month before effecting the first reduction and (ii) it is not in arrears (Verzug) with any payments.

8	Subleasing
8.1	The Landlord’s consent shall be required for any subleasing or other permission to use the Leased Space granted to third parties. Such consent to subleasing may not be unreasonably withheld.

8.2

Subletting to affiliated entities of the Tenant within the meaning of Sec. 15 seq. AktG shall be deemed consented to by the Landlord as long as the relevant subtenant remains the Tenant’s affiliate within the meaning of Sec. 15 seq. AktG.

8.3

The Tenant shall be liable for any and all acts or omissions of its subtenants. The Tenant, here and now, assigns to the Landlord for security purposes the Tenant’s claims against the subtenant under the sublease – including the lien (Pfandrecht) securing such claims – up to the amount of rent and ancillary cost prepayments owed to the Landlord. The Landlord accepts such assignment. The Tenant, however, remains entitled to collect rent and enforce claims under the sublease agreement unless the Landlord notifies the subtenant in writing that the security purpose has occurred.

9Advertising Measures

Subject to the Landlord’s consent, the Tenant shall be entitled to install advertising signs at the places designated by the Landlord. The Tenant shall be responsible for obtaining permissions from authorities, if any. The consent may be withheld only if it is to be feared that the building will be disfigured or damaged as a result of the advertising measure.

10Entry of Leased Space by Landlord

The Landlord or its designees shall be entitled to enter the Leased Space during regular business hours in order to check the state and condition after timely advance notice of at least five days.

If and when the Landlord intends to sell the Property or notice of termination of this Lease Agreement has been given, the Landlord or its designees may inspect the Leased Space together with the potential purchaser or subsequent tenant after timely advance notice.

11Security, Landlord’s Lien

11.1	The Tenant shall pay an amount of EUR 1,876,710 as security for any and all payment obligations hereunder including costs of legal remedies and eviction.

The Landlord has to arrange for the best possible interest on cash security, to which the Tenant is entitled.

11.2

This security may also be provided also in the form of an irrevocable, directly enforceable, unconditional guaranty, unlimited in time, of a major German bank (selbstschuldnerische Bankbürgschaft). Payment by the guarantor shall be made upon first request of the Landlord.

The Tenant shall be released from the aforementioned obligation as long as Fresenius SE & Co. KGaA or one of its affiliated entities within the meaning of Sec. 15 seq. AktG is the owner of the property.

11.3

Any security will be returned to the Tenant only, but then without undue delay, after fulfilment of all obligations of the Tenant, in particular, but not limited to, the obligation to pay rent, ancillary costs and repair costs and after vacation of the Leased Space.

The guaranty will expire six months after termination or expiration of this Lease Agreement if the Landlord has not used the guaranty by such point in time. The Landlord shall, however, be obligated to determine any claims under the guaranty and notify the Tenant thereof without delay.

11.4

The Tenant knows that the Landlord has a statutory lien (Vermieterpfandrecht) on the Tenant’s property which the Tenant brought into the leased premises, and that the Tenant shall not be entitled to remove this property without the Landlord’s consent, except in the ordinary course of business. The ordinary course includes disposal of obsolete or replaced equipment.

12Termination or Expiration of the Term of this Lease Agreement

Upon termination or expiration of the term of this Lease Agreement, the Tenant shall return to the Landlord the Leased Space cleaned, together with all keys, including those obtained by the Tenant, without the Tenant having any claim for compensation by the Landlord. The Tenant is obliged to repair damages it caused, ordinary wear and tear excepted.

In the event that, during the term of the lease, work for which the Tenant is responsible hereunder has not been executed and the Tenant is in default with such work, the Landlord may, at its choice, upon termination or expiration of the term of this Lease Agreement, cause such work to be executed at the Tenant’s costs and expense, or claim payment of the estimated costs of such work by the Tenant.

13Insurances and Duty to ensure Safety

13.1	To the extent permitted by law, the Tenant shall have the duty to make the Leased Space safe for persons and vehicles (Verkehrssicherungspflicht).

13.2       The Tenant shall be responsible for insurance coverage for the risk resulting from its business operation.

14          Miscellaneous

14.1	This Agreement contains all contractual arrangements made between the Parties with respect to the lease. There are no verbal side agreements.
14.2	Modifications of and supplements to this Lease Agreement shall be valid only if made in writing in the form of a formal amendment.
14.3

If any provision of this Lease Agreement or of any amendment to it is or will become invalid, this shall not affect the validity of the remaining provisions hereof and thereof. The Parties undertake to replace the invalid provision by a legally valid provision most closely matching the commercial and legal intention of the invalid provision.

The same shall apply to unintentional gaps or omissions in this Lease Agreement.

14.4

The Parties are aware of the requirements of written form provided for in Sec. 550 BGB in conjunction with Sec. 578 para 1 BGB. Each of the Parties undertakes that at the other Party’s request it will immediately issue any statements and take any other action that may be required to ensure compliance with these requirements of written form and both Parties further undertake not to terminate this Agreement prematurely on grounds of it being ineffective due to non-compliance with any written form requirements. These undertakings shall apply not only to this ‘original’ or ‘principal’ Lease Agreement, but also to any addenda, amendments or supplements to this Lease Agreement. The aforementioned Parties are in agreement that, in deviation from Sec. 125 para 2 BGB, any failure to observe the written form requirement shall not affect the validity of this Lease Agreement.

14.5

Due to the protection purpose of Sec. 550 BGB, the written form cure clause in Clause 14.4 does not have any binding effect on a possible acquirer of the Property. Therefore, if the Property is sold and is transferred to the acquirer as new landlord, the Tenant undertakes to conclude a new written form clause with the same content with the acquirer if the latter requires it. In the Tenant’s interest, the Landlord undertakes to oblige an acquirer by means of the purchase agreement (agreement according to Sec. 328 BGB) to conclude an amendment containing a written form clause with the Tenant at the Tenant’s request.

14.6	This Lease Agreement shall be governed by German law. Exclusive place of jurisdiction is Bad Homburg v.d.H.

For the Landlord:

Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG

represented by its general partner Fresenius Immobilien-Verwaltungs-GmbH

This	30.12.2016	This	30.12.2016

/s/ Dr. Uta Klawitter		/s/ Dr. Karl-Dieter Schwab
Dr. Uta Klawitter		Dr. Karl-Dieter Schwab
Managing Director		Managing Director

For the Tenant:

Fresenius Medical Care Deutschland GmbH

This	December 30, 2016	This	December 30, 2016

/s/ Dr. Olaf Schermeier		/s/ Dominik Wehner
Dr. Olaf Schermeier		Dominik Wehner
Managing Director		Managing Director

Annex 6.1

Item	Party that actually effects/instructs the required measures	Party that ultimately bears the costs for such measures (pro rata)
Roof and structure (maintenance and repair)	Tenant	Landlord
Roof and structure (replacement/renewal)	Tenant	Landlord
Other facilities (maintenance and repair)	Tenant	Tenant
Other facilities (replacement/renewal)	Tenant	Tenant
Decorative repairs (Schönheitsreparaturen)	Tenant	Tenant

For the purposes of this Annex 6.1 the relevant terms shall have the following defined meaning:

(i)

Roof and structure refers to the roof and roof cover of the Buildings, their facade, the floor, the outside areas including parking spaces, the overarching technical systems (e.g. fire protection systems), the canalisation, all structural and load bearing elements, the outside of external doors and windows as well as overarching technical systems such as plumbing, electricity supply, heating, ventilation and cooling systems.

(ii)

Maintenance and repair (Instandhaltung and Instandsetzung) refers to measures required to keep the Building and its installations functional and restore functionality in case of defects, including the replacement of expendable items (Verbrauchsteile).

(iii)

Replacement and renewal refers to the exchange of defective parts – except for expendable items – that cannot or not with any commercially reasonable effort be repaired or have exceeded their permitted lifespan.

Amendment No. 1

to the Lease Agreement for Manufacturing Facilities

dated 30 December 2016

This Agreement is entered into between

(1)	Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG,

with business address at Else-Kröner- Straße 1, 61352 Bad Homburg v. d. Höhe and registered with the commercial register of the local court of Bad Homburg v. d. Höhe under HRA 3143

– the “Landlord” –

and

(2)	Fresenius Medical Care Deutschland GmbH,

with business address at Else-Kröner-Straße 1, 61352 Bad Homburg v. d. Höhe and registered with the commercial register of the local court of Bad Homburg v. d. Höhe under HRB 5748

– the “Tenant” –

– the Landlord and the Tenant each a “Party” and together the “Parties” –

Recitals

(A)	The Landlord is the owner of the real property located at the postal address of Frankfurter Straße 6-8 in 66606 St. Wendel (the “Property”).
(B)	On 30 December 2016, the Parties concluded a lease agreement in relation to the Property (hereinafter referred to as the “Initial Lease Agreement”).
(C)

The Leased Space under Initial Lease Agreement comprised the entire Property, including all manufacturing facilities and ancillary space located on Property, such facilities in turn including the building marked as “Produktionsgebäude 5 (im Ausbau)” on the plan attached to the Initial Lease Agreement and to this Agreement as Annex 1.1 (the “PG5”).

(D)

The Tenant effected the construction of the PG5 itself and at its own cost. When it was constructed on the Property, the PG5 became an essential component (wesentlicher-Bestandteil) of the Property and thus by operation of law became the property of the Landlord.

(E)

Under a separate agreement titled “Vertrag über die Erstattung von Investitionskosten” (the “Investment Cost Reimbursement Agreement”) the Landlord reimburses the agreed investment costs of EUR 7.234.833,99 for the construction of the PG5 (the “Investment Costs”) to the Tenant. In turn, the Parties have agreed that the Tenant shall make rent payments to the Landlord as agreed herein. The Parties therefore conclude this Amendment No. 1 to the Initial Lease Agreement (Initial Lease. Agreement and Amendment No. 1 together the “Lease Agreement”).

1	Leased Premises
1.1	The part of the Property on which the PG5 is located was already part of the Leased Premises under the Initial Lease Agreement during the construction phase of the PG5.
1.2

The Parties hereby agree that the Tenant already commenced the use of the completed PG5 and that the PG5 – like all other buildings on the Property – as of the 1 January 2017 also formed part of the Leased Premises.

2	Term, Termination
2.1	The lease term for the PG5 commenced on 1 January 2017, 0.00 hrs. CET (the “PG5 Lease Commencement”).
2.2

The lease term for the PG5 shall, in each case, terminate uniformly at the same time as the lease term for the remainder of the Leased Premises. The lease term for all Leased Premises shall terminate on 31 December 2026, 24.00 hrs. CET.

3	Rent, Rent Adjustment and Advance Payments on Ancillary Costs
3.1

The annual rent for the Leased Space except the PG5 (the “Regular Rent”) remains unchanged. The Regular Rent according to clause 3.1 of the Initial Lease Agreement was initially agreed at EUR 7,506,838 plus the statutory VAT applicable from time to time (currently 19%). The provisions on the adjustment of the rent according to clause 3.2 of the Initial Lease Agreement also remain unchanged in relation to the Regular Rent.

3.2	In addition to the Regular Rent, the Parties hereby agree on a rent for the PG5 (the “Investment Cost Rent”).

The annual Investment Cost Rent is EUR 723,000.00 plus the statutory VAT applicable from time to time (currently 19%).

The annual Investment Cost Rent is payable retroactively as of 1 January 2017. The Parties agree that no rent for periods prior to 1 January 2017 are owed.

The Parties agree that the Landlord is entitled to offset the Investment Cost Rent for the year 2017 plus statutory VAT, in total therefore an amount of EUR 860,370.00 form its payment to the Tenant under the Investment Cost Reimbursement Agreement.

Commencing on 1 January 2018, the Investment Cost Rent is payable in twelve equal monthly instalments together with the Regular Rent.

The Investment Cost Rent is subject to index based adjustments pursuant to clause 3.2 of the Initial Lease Agreement.

In deviation from clause 2.2 of the Initial Lease Agreement, the following applies in relation to the Investment Cost Rent in case of an early termination of the Lease Agreement by the Tenant: The Tenant shall owe to the Landlord a compensation payment in the amount of the difference between EUR 7,230,000.00 and the sum of all net Investment Cost Rents paid by the Tenant until the termination takes effect, discounted according to annuity method pursuant to the rules applicable within Fresenius group. For the avoidance of doubt, this clause does not create a new termination right for the Tenant compared to the Initial Lease Agreement.

All other provisions on the payment of the Regular rent apply accordingly for the Investment Cost Rent.

4FINAL PROVISIONS

4.1	Defined terms, insofar as not stipulated differently in this Amendment No. 1, shall have the same meaning as in the Initial Lease Agreement.
4.2	Insofar as not explicitly amended in this Amendment No. 1 all provisions of the Initial Lease Agreement continue to apply unchanged.
4.3

This Amendment No. 1 shall become an integral part of the Initial Lease Agreement and – together with it – as the Lease Agreement contains all contractual arrangements made between the Parties with respect to the lease. There are no verbal side agreements. Any modification or addition to the Lease Agreement, including the present provision, must be made in writing.

4.4

The Parties are familiar with the decision of the Federal Court of Justice dated 27 September 2017 - XII ZR 114/16 – according to which so called “written form curing clauses” are held void. However, the Parties hereby nevertheless expressly agree that they want to agree on the following curing clause in case of a change or re-interpretation of case law:

The Parties are aware of the requirements of written form provided for in Sec. 550 BGB in conjunction with Sec. 578 para 1 BGB. Each of the Parties undertakes that at the other Party’s request it will immediately issue any statements and take any other action that may be required to ensure compliance with these requirements of written form and both Parties further undertake not to terminate this Agreement prematurely on grounds of it being ineffective due to non-compliance with any written form requirements. These undertakings shall apply not only to this ‘original’ or ‘principal’ Lease Agreement, but also to any addenda, amendments or supplements to this Lease Agreement. The aforementioned Parties are in agreement that, in deviation from Sec. 125 para 2 BGB, any failure to observe the written form requirement shall not affect the validity of this Lease Agreement.

Due to the protection purpose of Sec. 550 BGB, the written form cure clause does not have any binding effect on a possible acquirer of the Property. Therefore, if the Property is sold and is transferred to the acquirer as new landlord, the Tenant undertakes to conclude a new written form clause with the same content with the acquirer if the latter requires it. In the Tenant’s interest, the Landlord undertakes to oblige an acquirer by means of the purchase agreement (agreement according to Sec. 328 BGB) to conclude an amendment containing a written form clause with the Tenant at the Tenant’s request.

4.5

Should any provision of the Lease Agreement (including clause 4.4) be void, voidable or otherwise unenforceable for any other reason, this shall not affect the validity of any of the other provisions of the Lease Agreement. The Parties agree that they will replace any provision that may be void, voidable or otherwise ineffective by such valid provision that comes closest to the economic purpose and the essence of the original provision and that guarantees a corresponding economic success.

4.6

Should the Lease Agreement contain any unintended contractual gap the Parties will close such gap by agreeing on a provision that corresponds to what the Parties would have agreed had they duly considered the unintended contractual gap when negotiating this Amendment No. 1.

4.7

If this Amendment No. 1 is initially signed by only one of the Parties and submitted or sent to the other Party for signature, this shall be deemed to constitute an offer to enter into this Amendment No. 1 and such offer may be accepted by the other Party within a deadline of 10 business days, as stipulated in § 148 of the German Civil Code.

For the Landlord:

This December 2017	This December 2017

/s/ Dr. Uta Klawitter	/s/ Dr. Karl-Dieter Schwab
Fresenius Immobilien-Verwaltungs-	Fresenius Immobilien-Verwaltungs-
GmbH & Co. Objekt St. Wendel KG	GmbH & Co. Objekt St. Wendel KG

For the Tenant:

This 13 December 2017	This 14 December 2017

/s/ Dominik Wehner	/s/ Dr. Olaf Schermeier
Fresenius Medical Care	Fresenius Medical Care
Deutschland GmbH	Deutschland GmbH
Dominik Wehner	Dr. Olaf Schermeier
Managing Director	Managing Director

Amendment No. 2 (SEV)

to the Lease Agreement for Manufacturing Facilities dated 30 December 2016 with Amendment no. 1 dated 13/14 December 2017

This Agreement is entered into between

(1)	Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG,

with business address at Else-Kröner-Straße 1, 61352 Bad Homburg v. d. Höhe and registered with the commercial register of the local court of Bad Homburg v. d. Höhe under HRA 3143

– the “Landlord” –

and

(2)	Fresenius Medical Care Deutschland GmbH,

with business address at Else-Kröner-Straße 1, 61352 Bad Homburg v. d. Höhe and registered with the commercial register of the local court of Bad Homburg v. d. Höhe under HRB 5748

– the “Tenant” –

– the Landlord and the Tenant each a “Party” and together the “Parties” –

Recitals

(A)	The Landlord is the owner of the real property located at the postal address of Frankfurter Straße 6-8 in 66606 St. Wendel (the “Property”).
(B)

The Tenant leases the Property from the Landlord under a lease agreement dated 30 December 2016 as amended by amendment no. 1 dated 13/14 December 2017 (PG 5.1) (hereinafter referred to as the “Existing Lease Agreement”).

(C)	On 16 December 2016 / 18 January 2017, the Landlord acquired a property located at Frankfurter Straße 6 (hereinafter referred to as the “SEV Property”).
(D)	The Tenant wishes to rent the SEV Property from the Landlord.

The Parties therefore wish to further amend the Existing Lease Agreement by this Amendment No. 2 as follows:

1	Leased Premises
1.1	The Leased Space is hereby amended. The amended Leased Space is outlined in red in the layout plan attached hereto as Annex 1.1 (the “Amended Space”).

The Tenant is familiar with the size and shape of the Amended Space as depicted in Annex 1.1. and accepts this as the agreed size and shape and accepts the current condition of the Amended Space as the contractually owed condition (vertragsgemäß).

2	Term, Termination
2.1	The lease term for the SEV Property shall commence on 20 January 2017, 0:00 hrs. CET (the “SEV Lease Commencement”).
2.2

The lease term for the SEV Property shall, in each case, terminate uniformly at the same time as the lease term for the remainder of the Leased Premises. The lease term for all Leased Premises shall terminate on 31 December 2026, 24.00 hrs. CET.

3	Rent
3.1	Based on the Amended Space, the total rent as of the conclusion of this Amendment is agreed as follows:

	Size (m2)	Total rent p.a. (EUR)	Total rent per month (EUR)
Leased Space under Existing Lease Agreement (initial lease agreement + PG 5.1)	132,143	8,229,837.96	685,819.83
Amended Space (SEV Property)	6,101	94,800.00	7,900.00
Total	138,244	8,324,637.96	693,719.83

3.2The rent remains payable plus statutory VAT applicable from time to time (currently 19%).

3.3	All other stipulations of the Existing Lease Agreement regarding rent (for ex., Ancillary Costs) remain unchanged and apply accordingly.

4FINAL PROVISIONS

4.1	Defined terms, insofar as not stipulated differently in this Amendment No. 2, shall have the same meaning as in the Existing Lease Agreement.
4.2	Insofar as not explicitly amended in this Amendment No. 2 all provisions of the Existing Lease Agreement continue to apply unchanged.
4.3

This Amendment No. 2 shall become an integral part of the Existing Lease Agreement and – together with it – as the Lease Agreement contains all contractual arrangements made between the Parties with respect to the lease. There are no verbal side agreements. Any modification or addition to the Lease Agreement, including the present provision, must be made in writing.

4.4

The Parties are familiar with the decision of the Federal Court of Justice dated 27 September 2017 - XII ZR 114/16 – according to which so called “written form curing clauses” are held void. However, the Parties hereby nevertheless expressly agree that they want to agree on the following curing clause in case of a change or re-interpretation of case law:

The Parties are aware of the requirements of written form provided for in Sec. 550 BGB in conjunction with Sec. 578 para 1 BGB. Each of the Parties undertakes that at the other Party’s request it will immediately issue any statements and take any other action that may be required to ensure compliance with these requirements of written form and both Parties further undertake not to terminate this Agreement prematurely on grounds of it being ineffective due to non-compliance with any written form requirements. These undertakings shall apply not only to the ‘original’ or ‘principal’ Lease Agreement, but also to any addenda, amendments or supplements. The aforementioned Parties are in agreement that, in deviation from Sec. 125 para 2 BGB, any failure to observe the written form requirement shall not affect the validity of this Lease Agreement.

Due to the protection purpose of Sec. 550 BGB, the written form cure clause does not have any binding effect on a possible acquirer of the Property. Therefore, if the Property is sold and is transferred to the acquirer as new landlord, the Tenant undertakes to conclude a new written form clause with the same content with the acquirer if the latter requires it. In the Tenant’s Interest, the Landlord undertakes to oblige an acquirer by means of the purchase agreement (agreement according to Sec. 328 BGB) to conclude an amendment containing a written form clause with the Tenant at the Tenant’s request.

4.5

Should any provision of the Lease Agreement (including clause 4.4) be void, voidable or otherwise unenforceable for any other reason, this shall not affect the validity of any of the other provisions of the Lease Agreement. The Parties agree that they will replace any provision that may be void, voidable or otherwise ineffective by such valid provision that comes closest to the economic purpose and the essence of the original provision and that guarantees a corresponding economic success.

4.6

Should the Lease Agreement contain any unintended contractual gap the Parties will close such gap by agreeing on a provision that corresponds to what the Parties would have agreed had they duly considered the unintended contractual gap when negotiating this Amendment No. 1.

4.7

If this Amendment No. 2 is initially signed by only one of the Parties and submitted or sent to the other Party for signature, this shall be deemed to constitute an offer to enter into this Amendment No. 2 and such offer may be accepted by the other Party within a deadline of 10 business days, as stipulated in § 148 of the German Civil Code.

For the Landlord:

This 18 December 2018	This 18 December 2018

/s/ Dr. Karl-Dieter Schwab	/s/ Dr. Karl-Dieter Schwab
Fresenius Immobilien-Verwaltungs-	Fresenius Immobilien-Verwaltungs-
GmbH & Co. Objekt St. Wendel KG	GmbH & Co. Objekt St. Wendel KG
Dr. Karl-Dieter Schwab	Dr. Karl-Dieter Schwab

For the Tenant:

This 20 December 2018	This 20 December 2018

/s/ Marco Kiene	/s/ Dr. Karl-Dieter Schwab
Fresenius Medical Care	Fresenius Medical Care
Deutschland GmbH	Deutschland GmbH

Execution Version

Lease Agreement

for

Weimarer Straße 4, PG 6.0, St. Wendel

This Agreement is entered into between

(1)	Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG,

with business address at Else-Kröner-Straße 1, 61352 Bad Homburg v. d. Höhe and registered with the commercial register of the local court of Bad Homburg v. d. Höhe under HRA 3143

– the “Landlord” –

and

(2)	Fresenius Medical Care Deutschland GmbH,

with business address at Else-Kröner-Straße 1, 61352 Bad Homburg v. d. Höhe and registered with the commercial register of the local court of Bad Homburg v. d. Höhe under HRB 5748

– the “Tenant” –

– the Landlord and the Tenant each a “Party” and together the “Parties” –

Recitals

(A)

The Landlord is the owner of the so-called “PG 6.0” (the “Property”) located on, together with other buildings, the estate at the postal address of Weimarer Straße 4, 66606 St. Wendel (registered with the land register Oberlinxweiler of the local court Saarbrücken, sheet 2575, No. 3, Plot 22, Lot 21/5, No. 4, Plot 22, Lot 21/17, and No. 5, Plot 22, Lot 21/13). The Property was recently developed by proxy by the Landlord.

(B)

In addition to the existing lease agreements for Frankfurter Straße 6-8, 66606 St. Wendel, concluded on 30 December 2016, as amended and supplemented from time to time, the Tenant now also wishes to rent the Property for its business operations.

Therefore, the Parties conclude this lease agreement (the “Lease Agreement”) as follows:

Execution Version

1	Leased Premises
1.1	This Lease Agreement relates to the Property and comprises the building outlined in colour in the layout plan attached hereto as Annex 1.1 (the “Leased Space”).

The Tenant, as single tenant, currently already occupies the Leased Space. Accordingly, both Parties are fully familiar with the size and shape of the Leased Space and accept this as the agreed size and shape and the Tenant accepts the current condition of the Leased Space as the contractually owed condition (vertragsgemäß).

1.2

This Lease Agreement includes all essential fixtures which form part of the Leased Space by virtue of law (wesentliche Bestandteile) and which are available at the commencement of the lease (the “Leased Fixtures”).

For the avoidance of doubt, the Tenant owns the temporary fixtures (Scheinbestandtelle - pursuant to Section 95 of the German Civil Code (Bürgerliches Gesetzbuch - “BGB”) and inventory accounted for in its balance sheet. These are therefore not leased to the Tenant under this Lease Agreement.

1.3

The Landlord warrants that the Leased Space complies with all statutory provisions and/or all directives of authorities (other than those in relation to the specific commercial use by the Tenant). Any future modifications relating to or caused by the Tenant’s operations in the Leased Space are to be made at the Tenant’s cost and expense.

The Landlord shall, at its own cost and expense, fulfil any conditions imposed by authorities or by statutory provisions as of the Lease Commencement whereas any future modifications relating to its operations in the Leased Space are to be made at the Tenant’s cost and expense.

The Leased Space may not be used for purposes other than the purposes permitted according to the regulations of authorities applicable from time to time.

2	Term, Termination and Handover
2.1

The lease term shall commence on 1 December 2022, 0.00 hrs. CET (the “Lease Commencement”). Economically, the Parties will put each other in such position, in particular as to the payment of rent, as if this Lease Agreement had become effective as of 1 December 2022. For this purpose, the Parties will engage in the required nettings/set-offs to the extent required.

The lease term shall terminate on 30 November 2032, 24.00 hrs. CET.

2.2

In the event of termination of this Lease Agreement before the agreed date for which termination the Tenant is responsible, the Tenant shall be liable for any and all damage caused thereby, in particular, but not limited to, loss of rent, incidental expenses and other charges relating to the period for which the lease

Execution Version

has been entered into. The same shall apply vice versa should the Landlord be responsible for the termination.

2.3

Since the Tenant already occupies the Leased Space and possesses the required number of keys, no separate physical handover shall take place. The Leased Space under this Lease Agreement is automatically deemed handed over as of the Lease Commencement.

3	Rent, Rent Adjustment and Advance Payments on Ancillary Costs
3.1	The total annual rent for the Leased Space is initially agreed at EUR 640,523.92 plus the statutory VAT applicable from time to time (currently 19%).

The annual rent is payable in twelve equal monthly instalments.

3.2

The rent shall automatically be adjusted at the beginning of each calendar year in accordance with the increase or decrease of the consumer price index for Germany (Verbraucherpreisindex für Deutschland), basis 2015 = 100, as published by the Federal Office of Statistics, as compared to the level of such index on the Lease Commencement or as compared to the time any subsequent adjustment of the rent has been made as provided for herein. It is however understood that no Party shall be in default with the adjusted payment prior to a written notification of the adjustment by the other Party.

If, during the term of this Lease Agreement, the consumer price index should no longer be published by the Federal Office of Statistics, such index shall be replaced by the index published in Its place by the Federal Office of Statistics or any successor organisation.

3.3

The Landlord is in its equitable discretion (nach billigem Ermessen) entitled to claim reasonable advance payments on ancillary costs which are not directly settled by the Tenant (Clause 4). Such advance payments shall be payable each month in addition to and together with the rent.

4	Operation and Running Costs
4.1

The Tenant shall bear all operating costs within the meaning of the Operation Cost Ordinance (Betriebskostenverordnung). Furthermore, the Parties agree to share running costs (e.g. for maintenance, decorative repairs, replacements and repairs) as set out in Annex 4.1 attached hereto.

4.2	The Tenant shall directly settle accounts for these ancillary costs with the individual service providers/creditors if and to the extent that his is possible.

This shall, in particular, but without limitation, apply to the costs for:

(a)property tax (Grundsteuer)

(b)building insurance

(c)heating including maintenance costs

(d)chimney cleaning

Execution Version

(e)hot water, water consumption

(f)wastewater and use of the sewerage system

(g)garbage disposal

(h)electricity consumption

(i)gas consumption.

5	Manner of Payment
5.1	The rent and the advance payments on ancillary costs shall be payable in advance for each month no later than on the third business day (Werktag) of each month.

The rent shall be remitted at no cost to the Landlord’s account number provided from time to time to the Tenant.

5.2	The receipt of the amount and/or the credit entry on the Landlord’s account shall be decisive for timely payment.
5.3

If and when the Tenant is in arrears with any payment, the Tenant shall owe dunning costs, if any and default interest at the respective statutory rate according to Sec. 247 of the German Civil Code (Bürgerliches Gesetzbuch – “BGB”).

The Landlord’s right to assert further damage claims shall remain unaffected.

6Improvements

The Tenant is entitled to effect improvements to the Leased Space with the Landlord’s consent which shall not be unreasonably withheld.

At the end of the lease term the Tenant has the option to either (i) leave improvements it has effected within the Leased Space in their then current condition without compensation or (ii) remove them at its own expense and repair any damage resulting from such removal.

7	Setoff, Retention and Reduction of Rent
7.1	The Tenant may offset a claim against the rent or the ancillary costs or exercise a right of retention only, if the counterclaim is uncontested or has become res judicata.
7.2

The Tenant may reduce the rent payments (Minderung) because of a defect of the Leased Space or its use only if and when (i) it notifies the Landlord in writing of its intention to reduce the rent at least one month before effecting the first reduction and (ii) it is not in arrears (Verzug) with any payments.

Execution Version

8	Subleasing
8.1	The Landlord’s consent shall be required for any subleasing or other permission to use the Leased Space granted to third parties. Such consent to subleasing may not be unreasonably withheld.
8.2

Subletting to affiliated entities of the Tenant within the meaning of Sec. 15 seq. AktG shall be deemed consented to by the Landlord as long as the relevant subtenant remains the Tenant’s affiliate within the meaning of Sec. 15 seq. AktG.

8.3

The Tenant shall be liable for any and all acts or omissions of its subtenants. The Tenant, here and now, assigns to the Landlord for security purposes the Tenant’s claims against the subtenant under the sublease – including the lien (Pfandrecht) securing such claims – up to the amount of rent and ancillary cost prepayments owed to the Landlord. The Landlord accepts such assignment. The Tenant, however, remains entitled to collect rent and enforce claims under the sublease agreement unless the Landlord notifies the subtenant in writing that the security purpose has occurred.

9	Advertising Measures

Subject to the Landlord’s consent, the Tenant shall be entitled to install advertising signs at the places designated by the Landlord. The Tenant shall be responsible for obtaining permissions from authorities, if any. The consent may be withheld only if it is to be feared that the building will be disfigured or damaged as a result of the advertising measure.

10	Entry of Leased Space by Landlord

The Landlord or its designees shall be entitled to enter the Leased Space during regular business hours in order to check the state and condition after timely advance notice of at least five days.

If and when the Landlord intends to sell the Property or notice of termination of this Lease Agreement has been given, the Landlord or its designees may inspect the Leased Space together with the potential purchaser or subsequent tenant after timely advance notice.

11	Security, Landlord’s Lien
11.1	The Tenant shall pay an amount of EUR 160,130.98 as security for any and all payment obligations hereunder including costs of legal remedies and eviction.

The Landlord has to arrange for the best possible interest on cash security (if any), to which the Tenant is entitled.

11.2

This security may also be provided also in the form of an irrevocable, directly enforceable, unconditional guaranty, unlimited in time, of a major German bank (selbstschuldnerische Bankbürgschaft). Payment by the guarantor shall be made upon first request of the Landlord.

Execution Version

The Tenant shall be released from the aforementioned obligation as long as Fresenius SE & Co. KGaA or one of its affiliated entitles within the meaning of Sec. 15 seq. AktG is the owner of the property.

11.3

Any security will be returned to the Tenant only, but then without undue delay, after fulfilment of all obligations of the Tenant, in particular, but not limited to, the obligation to pay rent, ancillary costs and repair costs and after vacation of the Leased Space.

The guaranty will expire six months after termination or expiration of this Lease Agreement if the Landlord has not used the guaranty by such point in time. The Landlord shall, however, be obligated to determine any claims under the guaranty and notify the Tenant thereof without delay.

11.4

The Tenant knows that the Landlord has a statutory lien (Vermieterpfandrecht) on the Tenant’s property which the Tenant brought into the leased premises, and that the Tenant shall not be entitled to remove this property without the Landlord’s consent, except in the ordinary course of business. The ordinary course includes disposal of obsolete or replaced equipment.

12	Termination or Expiration of the Term of this Lease Agreement

Upon termination or expiration of the term of this Lease Agreement, the Tenant shall return to the Landlord the Leased Space cleaned, together with all keys, including those obtained by the Tenant, without the Tenant having any claim for compensation by the Landlord. The Tenant is obliged to repair damages it caused, ordinary wear and tear excepted.

In the event that, during the term of the lease, work for which the Tenant is responsible hereunder has not been executed and the Tenant is in default with such work, the Landlord may, at its choice, upon termination or expiration of the term of this Lease Agreement, cause such work to be executed at the Tenant’s costs and expense, or claim payment of the estimated costs of such work by the Tenant.

13	Insurances and Duty to ensure Safety
13.1	To the maximum extent permitted by law, the Tenant shall have the duty to make the Leased Space safe for persons and vehicles (Verkehrssicherungspflicht).
13.2	The Tenant shall be responsible for insurance coverage for the risk resulting from its business operation.
14	Miscellaneous
14.1	This Agreement contains all contractual arrangements made between the Parties with respect to the lease. There are no verbal side agreements.
14.2	Modifications of and supplements to this Lease Agreement shall be valid only If made in writing in the form of a formal amendment.

Execution Version

14.3

If any provision of this Lease Agreement or of any amendment to it is or will become invalid, this shall not affect the validity of the remaining provisions hereof and thereof. The Parties undertake to replace the invalid provision by a legally valid provision most closely matching the commercial and legal intention of the invalid provision.

The same shall apply to unintentional gaps or omissions in this Lease Agreement.

14.4

The Parties are familiar with the decision of the Federal Court of Justice dated 27 September 2017 – XII ZR 114/16 – according to which so called “written form curing clauses” are held void. However, the Parties hereby nevertheless expressly agree that they want to agree on the following curing clause in case of a change or re-interpretation of case law:

The Parties are aware of the requirements of written form provided for in Sec. 550 BGB in conjunction with Sec. 578 para 1 BGB. Each of the Parties undertakes that at the other Party’s request it will immediately issue any statements and take any other action that may be required to ensure compliance with these requirements of written form and both Parties further undertake not to terminate this Agreement prematurely on grounds of it being ineffective due to non-compliance with any written form requirements. These undertakings shall apply not only to this ‘original’ or ‘principal’ Lease Agreement, but also to any addenda, amendments or supplements to this Lease Agreement. The aforementioned Parties are in agreement that, in deviation from Sec. 125 para 2 BGB, any failure to observe the written form requirement shall not affect the validity of this Lease Agreement.

14.5

Due to the protection purpose of Sec. 550 BGB, the written form cure clause in Clause 14.4 does not have any binding effect on a possible acquirer of the Property. Therefore, if the Property is sold and is transferred to the acquirer as new landlord, the Tenant undertakes to conclude a new written form clause with the same content with the acquirer if the latter requires it. In the Tenant’s interest, the Landlord undertakes to oblige an acquirer by means of the purchase agreement (agreement according to Sec. 328 BGB) to conclude an amendment containing a written form clause with the Tenant at the Tenant’s request.

14.6	This Lease Agreement shall be governed by German law. Exclusive place of jurisdiction is Frankfurt am Main.

Execution Version

For the Landlord:

This	15.12.2022	This	15.12.2022

Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG

represented by its general partner Fresenius Immobilien Verwaltungs-GmbH,

/s/ Dr. Ulf Freytag	/s/ Andreas Neukam
Name: Dr. Ulf Freytag	Name: Andreas Neukam
Title: Managing director	Title: Managing director

For the Tenant:

This	13.Dec.2022	This	13.Dec.2022

Fresenius Medical Care Deutschland GmbH

/s/ S. Trappe	/s/ Dr. Katarzyna Mazur-Hofsäß
Name: S. Trappe	Name: Dr. Katarzyna Mazur-Hofsäß
Title: Managing director	Title: Geschäftsführer

Execution Version

Annex 4.1: Weimarer Straße 4, PG 6.0, St. Wendel

Type of cost		Tenant	Tenant	Landlord
		(unrestricted)	(restricted
to a
maximum
amount of
0,5% of the
total annual
rent)[1]
Roof and structural	Cleaning			X
frame of the building	Maintenance service			X
	Inspection			X
	Repairs			X
	Renewal			X
Windows, doors, gates	Cleaning	X
(external), sun glazing,	Maintenance service	X
external mobile	Repairs		X	X
maintenance platform	Renewal			X
Windows, doors	Cleaning	X
(internal), turnstile	Maintenance service	X
	Repairs		X	X
	Renewal			X
Wall covers/facade,	Cleaning	X
roof covers and ceiling	Maintenance service	X
covers	Repairs		X	X
	Renewal			X
Sanitary facilities	Cleaning	X
	Maintenance service	X
	Repairs		X	X
	Renewal			X
Lighting	Cleaning	X
	Maintenance service	X
	Repairs	X
	Renewal	X
Cooling and heating	Operation	X
system	Maintenance service	X
	Repairs		X	X
	Renewal		X	X
Fire safety system	Operation	X
	Maintenance service	X
	Repairs		X	X
	Renewal		X	X
Lifting and conveying	Operation	X
system	Maintenance service	X
	Repairs		X	X
	Renewal		X	X
Other technical building	Operation	X
equipment	Maintenance service	X
	Repairs		X	X
	Renewal			X
Scenario testing, black- building-tests, call-out service, et cetera	Assignment	X

1 Maximum amount per year (individually and also two or more repairs/renewals combined).

Execution Version

Annex 4.1: Weimarer Straße 4, PG 6.0, St. Wendel

Type of cost		Tenant	Tenant	Landlord
		(unrestricted)	(restricted
to a
maximum
amount of
0,5% of the
total annual
rent)[1]
Gardening, outdoor facilities, winter services, road safety	Assignment	X
	Renewal			X
Supply and disposal lines	Operation	X
	Maintenance service	X
	Repairs			X
	Renewal			X
Kitchen and cafeterias incl. Technical Equipment	Cleaning	X
	Maintenance service	X
	Repairs	X
	Renewal	X
Accessible roof area	Cleaning	X
	Maintenance service	X
	Repairs		X	X
	Renewal			X

Decorative repairs (Schönheitsreparaturen) will be instructed, if necessary, by the Landlord and relevant costs will be born by the Tenant.

Signing Version

CONTRACT FOR THE REIMBURSEMENT OF INVESTMENT COSTS

between

Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG, Else-Kröner-Str. 1, 61352 Bad Homburg, registered in the commercial register of the district court Bad Homburg v.d.H. under HRA 3143

– “Immo KG” –

and Fresenius Medical Care Deutschland GmbH, Else-Kröner-Str. 1, 61352 Bad Homburg, registered in the commercial register of the district court Bad Homburg v.d.H. under HRB 5748

– “FME” –

– IMMO KG and FME each individually “Party” and collectively the “Parties” –

PREAMBLE

A.

Immo KG is the owner of the property Weimarer Straße 4, 66606 St. Wendel, registered in the land register of Oberlinxweiler of the district court Saarbrücken under sheet 2575, running no. 3, corridor 22, piece 21/5, running no. 4, corridor 22, piece 21/17, and running no. 5, corridor 22, piece 21/13 (the “Property”). FME operates a production site for the manufacture of dialysis products on the neighboring property.

B.

FME has constructed the PG 6.0 for production at its own expense on a part of the property. The affected part of the property is marked in red on the plan attached as Annex 1 (the “Part”). Immo KG permitted FME to construct the PG 6.0 on the property under its own management, responsibility, in its own name, and at its own expense.

C.

Since the PG 6.0 constructed on the part, including its firmly connected installations (roof and structure; the “New Production Building”), will transfer to the ownership of Immo KG due to civil law requirements, Immo KG will reimburse FME for the investment costs incurred and proven, i.e., actually incurred, for the PG 6.0. Costs not related to the construction of the building (roof and structure), such as installed production facilities and other movables, are not part of the investment costs. The external rental appraisal obtained to determine the market rent for the PG 6.0 (the “External Rental Appraisal”) takes the investment costs into account.

D.	The parties have entered into a lease agreement for the New Production Building effective December 1, 2022 (the “Lease Agreement”).

AGREEMENT

§ 1 Construction by FME

The construction workers commissioned by FME were managed and supervised by FME on its own responsibility. FME acted as the general contractor towards Immo KG. The construction was carried out according to the latest standards of construction craftsmanship for the creation of a production building. FME indemnifies Immo KG from any third-party claims arising from ownership liability during the construction. Immo KG assumes no liability in this regard. FME will keep all planning and approval documents for the duration of the lease term and provide copies to Immo KG upon request or hand over the documents to Immo KG after the end of the lease term.

§ 2 Cost Reimbursement by Immo KG

(1)

Upon completion of the New Production Building, Immo KG will reimburse FME for the investment costs for the New Production Building amounting to net EUR 4,491,053.25 plus the currently applicable VAT of 19%, as shown in Annex 2. FME will charge the costs to Immo KG by invoicing.

(2)

Explicitly excluded from the reimbursement are all installations not firmly connected to the building as well as the movable items and production equipment located in the building, which remain the property of FME. Operating equipment will not be reimbursed and does not fall under the investment costs.

(3)	The invoice issued by FME to Immo KG must comply with all applicable tax requirements. Upon request by Immo KG, FME will itemize the costs incurred and, if necessary, provide corresponding evidence.
(4)	The parties will mutually agree on the exact modalities of the cost reimbursement.

§ 3 Costs

Each party bears its own costs incurred in connection with the negotiation, conclusion, and execution of this contract, particularly the costs of their advisors. All transfer costs arising from the conclusion and execution of this contract, including any traffic taxes and notary fees, will be borne solely by FME in the internal relationship between the parties.

§ 4 No Partnership

This contract does not establish a civil law partnership or any other partnership between the parties.

§ 5 Complete Agreement

This contract contains the complete agreement of the parties regarding the subject matter of this contract and replaces all previous oral or written agreements and understandings in this regard.

§ 6 Amendments and Supplements

Amendments and supplements to this contract, including this provision, must be in writing unless a stricter form is legally required.

§ 7 Assignment Restriction

Neither this contract as a whole nor individual rights or obligations of a party under this contract are transferable or assignable without the written consent of the other party.

§ 8 No Third-Party Rights

Unless expressly provided otherwise in this contract, this contract does not create any rights for third parties (no contract for the benefit of third parties).

§ 9 Applicable Law

This contract is governed by the law of the Federal Republic of Germany, excluding the German conflict of laws provisions.

§ 10 Jurisdiction

The place of jurisdiction for all disputes arising from or in connection with this contract or its validity between the parties is, to the extent legally permissible, Frankfurt am Main. Before resorting to state courts, the board of Fresenius Management SE, acting as the personally liable partner of Fresenius SE & Co. KGaA, including the board member responsible for the Fresenius Medical Care business unit, must be involved.

§ 11 Severability Clause

If individual provisions of this contract are or become invalid or unenforceable, or if this contract contains a gap, the validity of the remaining provisions of this contract shall not be affected. Instead of the invalid, unenforceable, or missing provision, such valid and enforceable provision shall be deemed to have been agreed upon between the parties, as the parties would have agreed upon, taking into account the economic purpose of this contract, if they had been aware of the invalidity, unenforceability or absence of the provision in question when concluding this contract.

Signatures

Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG, represented by Fresenius Immobilien Verwaltungs-GmbH as the personally liable partner	Fresenius Medical Care Deutschland GmbH

Bad Homburg, 15. Dec. 2022	Bad Homburg, 13. Dec. 2022
(place, date)	(place, date)

/s/ Dr. Ulf Freytag	/s/ Stefan Trappe
Name: Dr. Ulf Freytag Position: Managing Director	Name: Stefan Trappe Position: Managing Director

/s/ Andreas Neukam	/s/ Dr. Katarzyna Mazur-Hofsäß
Name: Andreas Neukam	Name: Dr. Katarzyna Mazur-Hofsäß
Position: Managing Director	Position: Managing Director

Execution Version

Lease Agreement

for

Frankfurter Straße 6-8, PG 5.2, St. Wendel

This Agreement is entered into between

(1)	Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG,

with business address at Else-Kröner-Straße 1, 61352 Bad Homburg v. d. Höhe and registered with the commercial register of the local court of Bad Homburg v. d. Höhe under HRA 3143

– the “Landlord” –

and

(2)	Fresenius Medical Care Deutschland GmbH,

with business address at Else-Kröner- Straße 1, 61352 Bad Homburg v. d. Höhe and registered with the commercial register of the local court of Bad Homburg v. d. Höhe under HRB 5748

– the “Tenant” –

– the Landlord and the Tenant each a “Party” and together the “Parties” –

Recitals

(A)

The Landlord is the owner of the so-called “PG 5.2” (the “Property”) located on, together with other buildings, the estate at the postal address of Frankfurter Straße 6-8, 66606 St. Wendel (registered with the land register Oberlinxweiler of the local court Saarbrücken, sheet 2575, No. 1, Plot 25, Lot 8/19 and No. 1, Plot 25, Lot 8/20). The Property was recently developed by proxy by the Landlord.

(B)

In addition to the existing lease agreements for Frankfurter Straße 6-8, 66606 St. Wendel, concluded on 30 December 2016, as amended and supplemented from time to time, the Tenant now also wishes to rent the Property for its business operations.

Therefore, the Parties conclude this lease agreement (the “Lease Agreement”) as follows:

Execution Version

1Leased Premises

1.1	This Lease Agreement relates to the Property and comprises the building outlined in colour in the layout plan attached hereto as Annex 1.1 (the “Leased Space”).

The Tenant, as single tenant, currently already occupies the Leased Space. Accordingly, both Parties are fully familiar with the size and shape of the Leased Space and accept this as the agreed size and shape and the Tenant accepts the current condition of the Leased Space as the contractually owed condition (vertragsgemäß).

1.2

This Lease Agreement includes all essential fixtures which form part of the Leased Space by virtue of law (wesentliche Bestandteile) and which are available at the commencement of the lease (the “Leased Fixtures”).

For the avoidance of doubt, the Tenant owns the temporary fixtures (Scheinbestandtelle – pursuant to Section 95 of the German Civil Code (Bürgerliches Gesetzbuch – “BGB”)) and inventory accounted for in its balance sheet. These are therefore not leased to the Tenant under this Lease Agreement.

1.3

The Landlord warrants that the Leased Space complies with all statutory provisions and/or all directives of authorities (other than those in relation to the specific commercial use by the Tenant). Any future modifications relating to or caused by the Tenant’s operations in the Leased Space are to be made at the Tenant’s cost and expense.

The Landlord shall, at its own cost and expense, fulfil any conditions imposed by authorities or by statutory provisions as of the Lease Commencement whereas any future modifications relating to its operations in the Leased Space are to be made at the Tenant’s cost and expense.

The Leased Space may not be used for purposes other than the purposes permitted according to the regulations of authorities applicable from time to time.

2	Term, Termination and Handover
2.1

The lease term shall commence on 1 December 2022, 0.00 hrs. CET (the “Lease Commencement”). Economically, the Parties will put each other in such position, in particular as to the payment of rent, as if this Lease Agreement had become effective as of 1 December 2022. For this purpose, the Parties will engage in the required nettings/set-offs to the extent required.

The lease term shall terminate on 30 November 2032, 24.00 hrs. CET.

2.2

In the event of termination of this Lease Agreement before the agreed date for which termination the Tenant is responsible, the Tenant shall be liable for any and all damage caused thereby, in particular, but not limited to, loss of rent, incidental expenses and other charges relating to the period for which the lease

Execution Version

has been entered into. The same shall apply vice versa should the Landlord be responsible for the termination.

2.3

Since the Tenant already occupies the Leased Space and possesses the required number of keys, no separate physical handover shall take place. The Leased Space under this Lease Agreement is automatically deemed handed over as of the Lease Commencement.

3Rent, Rent Adjustment and Advance Payments on Ancillary Costs

3.1	The total annual rent for the Leased Space is initially agreed at EUR 883,400.06 plus the statutory VAT applicable from time to time (currently 19%).

The annual rent is payable in twelve equal monthly instalments.

3.2

The rent shall automatically be adjusted at the beginning of each calendar year in accordance with the increase or decrease of the consumer price index for Germany (Verbraucherpreisindex für Deutschland), basis 2015 = 100, as published by the Federal Office of Statistics, as compared to the level of such index on the Lease Commencement or as compared to the time any subsequent adjustment of the rent has been made as provided for herein. It is however understood that no Party shall be in default with the adjusted payment prior to a written notification of the adjustment by the other Party.

If, during the term of this Lease Agreement, the consumer price index should no longer be published by the Federal Office of Statistics, such index shall be replaced by the index published in its place by the Federal Office of Statistics or any successor organisation.

3.3

The Landlord is in its equitable discretion (nach billigem Ermessen) entitled to claim reasonable advance payments on ancillary costs which are not directly settled by the Tenant (Clause 4). Such advance payments shall be payable each month in addition to and together with the rent.

4	Operation and Running Costs
4.1

The Tenant shall bear all operating costs within the meaning of the Operation Cost Ordinance (Betriebskostenverordnung). Furthermore, the Parties agree to share running costs (e.g. for maintenance, decorative repairs, replacements and repairs) as set out in Annex 4.1 attached hereto.

4.2	The Tenant shall directly settle accounts for these ancillary costs with the individual service providers/creditors if and to the extent that his is possible.

This shall, in particular, but without limitation, apply to the costs for:

(a)property tax (Grundsteuer)

(b)building insurance

(c)heating including maintenance costs

(d)chimney cleaning

Execution Version

(e)hot water, water consumption

(f)wastewater and use of the sewerage system

(g)garbage disposal

(h)electricity consumption

(i)gas consumption.

5	Manner of Payment
5.1	The rent and the advance payments on ancillary costs shall be payable in advance for each month no later than on the third business day (Werktag) of each month.

The rent shall be remitted at no cost to the Landlord’s account number provided from time to time to the Tenant.

5.2	The receipt of the amount and/or the credit entry on the Landlord’s account shall be decisive for timely payment.
5.3

If and when the Tenant is in arrears with any payment, the Tenant shall owe dunning costs, if any and default interest at the respective statutory rate according to Sec. 247 of the German Civil Code (Bürgerliches Gesetzbuch – “BGB”).

The Landlord’s right to assert further damage claims shall remain unaffected.

6Improvements

The Tenant is entitled to effect improvements to the Leased Space with the Landlord’s consent which shall not be unreasonably withheld.

At the end of the lease term the Tenant has the option to either (i) leave improvements it has effected within the Leased Space in their then current condition without compensation or (ii) remove them at its own expense and repair any damage resulting from such removal.

7	Setoff, Retention and Reduction of Rent
7.1	The Tenant may offset a claim against the rent or the ancillary costs or exercise a right of retention only, if the counterclaim is uncontested or has become res judicata.
7.2

The Tenant may reduce the rent payments (Minderung) because of a defect of the Leased Space or its use only if and when (i) it notifies the Landlord in writing of its intention to reduce the rent at least one month before effecting the first reduction and (ii) it is not in arrears (Verzug) with any payments.

Execution Version

8	Subleasing
8.1.	The Landlord’s consent shall be required for any subleasing or other permission to use the Leased Space granted to third parties. Such consent to subleasing may not be unreasonably withheld.
8.2

Subletting to affiliated entities of the Tenant within the meaning of Sec. 15 seq. AktG shall be deemed consented to by the Landlord as long as the relevant subtenant remains the Tenant’s affiliate within the meaning of Sec. 15 seq. AktG.

8.3

The Tenant shall be liable for any and all acts or omissions of its subtenants. The Tenant, here and now, assigns to the Landlord for security purposes the Tenant’s claims against the subtenant under the sublease – including the lien (Pfandrecht) securing such claims – up to the amount of rent and ancillary cost prepayments owed to the Landlord. The Landlord accepts such assignment. The Tenant, however, remains entitled to collect rent and enforce claims under the sublease agreement unless the Landlord notifies the subtenant in writing that the security purpose has occurred.

9	Advertising Measures

Subject to the Landlord’s consent, the Tenant shall be entitled to install advertising signs at the places designated by the Landlord. The Tenant shall be responsible for obtaining permissions from authorities, if any. The consent may be withheld only if it is to be feared that the building will be disfigured or damaged as a result of the advertising measure.

10	Entry of Leased Space by Landlord

The Landlord or its designees shall be entitled to enter the Leased Space during regular business hours in order to check the state and condition after timely advance notice of at least five days.

If and when the Landlord intends to sell the Property or notice of termination of this Lease Agreement has been given, the Landlord or its designees may inspect the Leased Space together with the potential purchaser or subsequent tenant after timely advance notice.

11	Security, Landlord’s Lien
11.1	The Tenant shall pay an amount of EUR 220,850.02 as security for any and all payment obligations hereunder including costs of legal remedies and eviction.

The Landlord has to arrange for the best possible interest on cash security (if any), to which the Tenant is entitled.

11.2

This security may also be provided also in the form of an irrevocable, directly enforceable, unconditional guaranty, unlimited in time, of a major German bank (selbstschuldnerische Bankbürgschaft), Payment by the guarantor shall be made upon first request of the Landlord.

Execution Version

The Tenant shall be released from the aforementioned obligation as long as Fresenius SE & Co. KGaA or one of its affiliated entitles within the meaning of Sec. 15 seq. AktG is the owner of the property.

11.3

Any security will be returned to the Tenant only, but then without undue delay, after fulfilment of all obligations of the Tenant, in particular, but not limited to, the obligation to pay rent, ancillary costs and repair costs and after vacation of the Leased Space.

The guaranty will expire six months after termination or expiration of this Lease Agreement if the Landlord has not used the guaranty by such point in time. The Landlord shall, however, be obligated to determine any claims under the guaranty and notify the Tenant thereof without delay.

11.4

The Tenant knows that the Landlord has a statutory lien (Vermieterpfandrecht) on the Tenant’s property which the Tenant brought into the leased premises, and that the Tenant shall not be entitled to remove this property without the Landlord’s consent, except in the ordinary course of business. The ordinary course includes disposal of obsolete or replaced equipment.

12	Termination or Expiration of the Term of this Lease Agreement

Upon termination or expiration of the term of this Lease Agreement, the Tenant shall return to the Landlord the Leased Space cleaned, together with all keys, including those obtained by the Tenant, without the Tenant having any claim for compensation by the Landlord. The Tenant is obliged to repair damages it caused, ordinary wear and tear excepted.

In the event that, during the term of the lease, work for which the Tenant is responsible hereunder has not been executed and the Tenant is in default with such work, the Landlord may, at its choice, upon termination or expiration of the term of this Lease Agreement, cause such work to be executed at the Tenant’s costs and expense, or claim payment of the estimated costs of such work by the Tenant.

13Insurances and Duty to ensure Safety

13.1	To the maximum extent permitted by law, the Tenant shall have the duty to make the Leased Space safe for persons and vehicles (Verkehrssicherungspflicht).

13.2       The Tenant shall be responsible for insurance coverage for the risk resulting from its business operation.

14          Miscellaneous

14.1	This Agreement contains all contractual arrangements made between the Parties with respect to the lease. There are no verbal side agreements.
14.2	Modifications of and supplements to this Lease Agreement shall be valid only If made in writing in the form of a formal amendment.

Execution Version

14.3

If any provision of this Lease Agreement or of any amendment to it is or will become invalid, this shall not affect the validity of the remaining provisions hereof and thereof. The Parties undertake to replace the invalid provision by a legally valid provision most closely matching the commercial and legal intention of the invalid provision,

The same shall apply to unintentional gaps or omissions in this Lease Agreement.

14.4

The Parties are familiar with the decision of the Federal Court of Justice dated 27 September 2017 - XII ZR 114/16 - according to which so called “written form curing clauses” are held void. However, the Parties hereby nevertheless expressly agree that they want to agree on the following curing clause in case of a change or re-interpretation of case law:

The Parties are aware of the requirements of written form provided for in Sec. 550 BGB in conjunction with Sec. 578 para 1 BGB. Each of the Parties undertakes that at the other Party’s request it will immediately issue any statements and take any other action that may be required to ensure compliance with these requirements of written form and both Parties further undertake not to terminate this Agreement prematurely on grounds of it being ineffective due to non-compliance with any written form requirements. These undertakings shall apply not only to this ‘original’ or ‘principal’ Lease Agreement, but also to any addenda, amendments or supplements to this Lease Agreement. The aforementioned Parties are in agreement that, in deviation from Sec. 125 para 2 BGB, any failure to observe the written form requirement shall not affect the validity of this Lease Agreement.

14.5

Due to the protection purpose of Sec. 550 BGB, the written form cure clause in Clause 14.4 does not have any binding effect on a possible acquirer of the Property. Therefore, if the Property is sold and is transferred to the acquirer as new landlord, the Tenant undertakes to conclude a new written form clause with the same content with the acquirer if the latter requires it. In the Tenant’s interest, the Landlord undertakes to oblige an acquirer by means of the purchase agreement (agreement according to Sec. 328 BGB) to conclude an amendment containing a written form clause with the Tenant at the Tenant’s request.

14.6	This Lease Agreement shall be governed by German law. Exclusive place of jurisdiction is Frankfurt am Main.

Execution Version

For the landlord:

This 15.12.2022	This 15.12.2022

Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG

represented by its general partner Fresenius Immobilien Verwaltungs-GmbH,

/s/ Dr. Ulf Freytag	/s/ Andreas Neukam
Name: Dr. Ulf Freytag	Name: Andreas Neukam
Title: Managing director	Title: Managing director

For the Tenant:

This 13. Dec. 2022	This 13. Dec. 2022

Fresenius Medical Care Deutschland GmbH

/s/ S. Trappe	/s/ Dr. Katarzyna Mazur-Hofsäß
Name: S. Trappe	Name: Dr. Katarzyna Mazur-Hofsäß
Title: Managing director	Title: Managing director

Execution Version

Annex 4.1: Frankfurter Straße 6-8, PG 5.2, St. Wendel

Type of cost		Tenant (unrestricted)	Tenant (restricted to a maximum amount of 0,5% of the total annual rent)[1]	Landlord
Roof and structural frame of the building	Cleaning			X
	Maintenance service			X
	Inspection			X
	Repairs			X
	Renewal			X
Windows, doors, gates (external), sun glazing, external mobile maintenance platform	Cleaning	X
	Maintenance service	X
	Repairs		X	X
	Renewal			X
Windows, doors (internal), turnstile	Cleaning	X
	Maintenance service	X
	Repairs		X	X
	Renewal			X
Wall covers/facade, roof covers and ceiling covers	Cleaning	X
	Maintenance service	X
	Repairs		X	X
	Renewal			X
Sanitary facilities	Cleaning	X
	Maintenance service	X
	Repairs		X	X
	Renewal			X
Lighting	Cleaning	X
	Maintenance service	X
	Repairs	X
	Renewal	X
Cooling and heating system	Operation	X
	Maintenance service	X
	Repairs		X	X
	Renewal		X	X
Fire safety system	Operation	X
	Maintenance service	X
	Repairs		X	X
	Renewal		X	X
Lifting and conveying system	Operation	X
	Maintenance service	X
	Repairs		X	X
	Renewal		X	X
Other technical building equipment	Operation	X
	Maintenance service	X
	Repairs		X	X
	Renewal			X
Scenario testing, black-building-tests, call-out service, et cetera	Assignment	X

1    Maximum amount per year (individually and also two or more repairs/renewals combined).

Execution Version

Execution Version

Annex 4.1: Frankfurter Straße 6-8, PG 5.2, St. Wendel

Type of cost		Tenant (unrestricted)	Tenant (restricted to a maximum amount of 0,5% of the total annual rent)[1]	Landlord
Gardening, outdoor facilities, winter services, road safety	Assignment	X
	Renewal			X
Supply and disposal lines	Operation	X
	Maintenance service	X
	Repairs			X
	Renewal			X
Kitchen and cafeterias incl. Technical Equipment	Cleaning	X
	Maintenance service	X
	Repairs	X
	Renewal	X
Accessible roof area	Cleaning	X
	Maintenance service	X
	Repairs		X	X
	Renewal			X

Decorative repairs (Schönheitsreparaturen) will be instructed, if necessary, by the Landlord and relevant costs will be born by the Tenant.

Signing Version

CONTRACT FOR THE REIMBURSEMENT OF INVESTMENT COSTS

between

Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG, Else-Kröner-Str. 1, 61352 Bad Homburg, registered in the commercial register of the district court of Bad Homburg v.d.H. under HRA 3143

– “Immo KG” –

and

Fresenius Medical Care Deutschland GmbH, Else-Kröner-Str. 1, 61352 Bad Homburg, registered in the commercial register of the district court of Bad Homburg v.d.H. under HRB 5748

– “FME” –

– IMMO KG and FME each individually referred to as “Party” and collectively as the “Parties” –

PREAMBLE

A.

IMMO KG is the owner of the property at Frankfurter Straße 6-8, St. Wendel, registered in the land register of Oberlinxweiler of the district court of Saarbrücken under sheet 2575, running number 1, corridor 25, plot 8/19 and running number 2, corridor 25, plot 8/20 (the “Property”). FME operates a production site for the manufacture of dialysis products on the neighboring property.

B.

FME has constructed the PG 5.2 production building on a part of the Property at its own expense. The affected part of the Property is marked in red on the plan attached as Annex 1 (the “Partial Plot”). IMMO KG allowed FME to construct PG 5.2 on the already leased factory premises at its own direction, responsibility, in its own name, and at its own expense.

C.

Since the PG 5.2 constructed on the Partial Plot, including its permanently attached fixtures (roof and structure; the “New Production Building”), will transfer to the ownership of IMMO KG due to civil law requirements, IMMO KG will reimburse FME for the investment costs incurred and proven, i.e., actually incurred investment costs for PG 5.2. Investment costs do not include any costs not related to the construction of the building (roof and structure), such as installed production facilities and other movable items. The external rental appraisal obtained to determine the market rent for the leasing of PG 5.2 (the “External Rental Appraisal”) takes the investment costs into account.

D.	The Parties have entered into a lease agreement for the New Production Building effective December 1, 2022 (the “Lease Agreement”).

AGREEMENT

§ 1 Construction by FME

The construction workers commissioned by FME were managed and supervised by FME on its own responsibility. FME acted as the general contractor towards Immo KG. The construction was carried out according to the latest standards of construction craftsmanship for the creation of a production building. FME indemnifies IMMO KG from any third-party claims arising from ownership liability in the course of the construction measure. IMMO KG assumes no liability in this regard. FME will retain all planning and approval documents for the duration of the Lease Agreement and will provide copies to Immo KG upon request or hand over the documents to Immo KG after the end of the Lease Agreement.

§ 2 Reimbursement of Costs by IMMO KG

(1)

Upon completion of the New Production Building, IMMO KG will reimburse FME for the investment costs for the New Production Building amounting to EUR 6,272,148.95 net plus the currently applicable VAT of 19%, as shown in Annex 2. FME will charge these costs to IMMO KG by invoicing.

(2)

The reimbursement explicitly does not cover any fixtures not permanently attached to the building, as well as any movable items and production equipment within the building, which remain the property of FME. Operational equipment will not be reimbursed and does not fall under the investment costs.

(3)	The invoice issued by FME to IMMO KG must comply with all applicable tax requirements. Upon request by IMMO KG, FME will itemize the incurred costs and provide corresponding evidence if necessary.
(4)	The Parties will mutually agree on the exact modalities of the cost reimbursement.

§ 3 Costs

Each Party bears its own costs incurred in connection with the negotiation, conclusion, and execution of this contract, particularly the costs of their advisors. All transfer costs resulting from the conclusion and execution of this contract, including any traffic taxes and notary fees, will be borne solely by FME.

§ 4 No Partnership

This contract does not establish a civil law partnership or any other partnership between the Parties.

§ 5 Entire Agreement

This contract constitutes the entire agreement between the Parties regarding the subject matter of this contract and supersedes all prior oral or written agreements and understandings related to it.

§ 6 Amendments and Supplements

Amendments and supplements to this contract, including this provision, must be in writing unless a stricter form is legally required.

§ 7 Assignment Restriction

Neither this contract as a whole nor individual rights or obligations of a Party under this contract are transferable or assignable without the written consent of the other Party.

§ 8 No Third-Party Rights

Unless expressly provided otherwise in this contract, this contract does not create any rights for third parties (no contract for the benefit of third parties).

§ 9 Applicable Law

This contract is governed by the law of the Federal Republic of Germany, excluding the German conflict of laws provisions.

§ 10 Jurisdiction

The jurisdiction for all disputes arising from or in connection with this contract or its validity between the Parties is, to the extent legally permissible, Frankfurt am Main. Before resorting to state courts, the board of Fresenius Management SE, acting as the personally liable partner of Fresenius SE & Co. KGaA, including the board member responsible for the Fresenius Medical Care business unit, must be involved.

§ 11 Severability Clause

If any provision of this contract is or becomes invalid or unenforceable, or if this contract contains a gap, the validity of the remaining provisions of this contract shall not be affected. Instead of the invalid, unenforceable, or missing provision, such valid and enforceable provision shall be deemed to have been agreed upon between the parties, as the parties would have agreed upon, taking into account the economic purpose of this contract, if they had been aware of the invalidity, unenforceability or absence of the provision in question when concluding this contract.

Signatures

Fresenius Immobilien-Verwaltungs-GmbH & Co. Objekt St. Wendel KG, represented by Fresenius Immobilien-Verwaltungs-GmbH as the personally liable partner	Fresenius Medical Care Deutschland GmbH

Bad Homburg, 15. Dec. 2022	Bad Homburg, 13. Dec. 2022
(place, date)	(place, date)

/s/ Dr. Ulf Freytag	/s/ Stefan Trappe
Name: Dr. Ulf Freytag Position: Managing Director	Name: Stefan Trappe Position: Managing Director

/s/ Andreas Neukam	/s/ Dr. Katarzyna Mazur-Hofsäß
Name: Andreas Neukam Position: Managing Director	Name: Dr. Katarzyna Mazur-Hofsäß Position: Managing Director